UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2008

GPS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-30104	88-0350120
(Commission File Number)	(I.R.S. Employer Identification No.)

5500 - 152nd Street, #214, Surrey, BC Canada	V3S 5J9
(Address of Principal Executive Offices)	(Zip Code)

(604) 576-7442
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Items.

On July 2, 2008, the Company issued a press release with respect to the signing by its Asian distributor, GPSi Asia Ptd. Ltd., of an exclusive distributor agreement for China.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	GPS Industries, Inc. press release, dated July 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 3rd day of July 2008.

By	/s/ David Chessler
David Chessler
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	GPS Industries, Inc. press release dated July 2, 2008.